  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 11/30/2018

Date of reporting period: 11/30/2018

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the FinTrust Income and Opportunity Fund, formerly, the HedgeRow Income and Opportunity Fund, a series of the 360 Funds (the “registrant”), for the period ended November 30, 2018 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

FinTrust Income and Opportunity Fund

Class A Shares (Ticker Symbol: HROAX)

Institutional Class Shares (Ticker Symbol: HIOIX)

A Series of the

360 Funds

ANNUAL REPORT

November 30, 2018

Investment Adviser:

FinTrust Capital Advisors, LLC

124 Verdae Boulevard, Suite 504

Greenville, SC 29607

IMPORTANT NOTE:  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the FinTrust Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from a FinTrust Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.  If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive all future reports in paper free of charge.  You can inform a FinTrust Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request.  Your election to receive reports in paper will apply to all funds held with the FinTrust Fund complex/your financial intermediary.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2018

Dear Shareholders,

FinTrust Capital Advisors, LLC (“FinTrust”) assumed responsibility for the management of the HedgeRow Income and Opportunity Fund (the “HedgeRow Fund”) on an interim basis following a special meeting of the HedgeRow Fund’s Board of Trustee’s on August 28, 2018. After receiving shareholder approval, FinTrust assumed full management responsibilities, the HedgeRow Fund name was amended to be the FinTrust Income and Opportunity Fund (the “Fund”), and the lead portfolio manager made a significant personal investment into the Fund.

For the three months ended November 30, 2018 and since FinTrust assumed management responsibilities, the Fund’s Class A shares before sales charges declined (2.10)%(a), the Institutional Class shares declined (1.99)%, while the S&P 500® Total Return Index(b) (“S&P 500”) fell (4.40)%. For the year ended November 30, 2018 Fund’s Class A Shares before sales charges declined (0.31)%(a) and the Institutional Class shares fell 3 basis points (-0.03%) while the S&P 500 gained 6.27%.

2018 Review

“It is a tale told by an idiot. Full of sound and fury signifying nothing.” Macbeth Act 5, scene 5, 26-28

The 2018 investment environment and our investment outlook can be stated simply:

After a long period of extreme stimulation, U.S. fiscal and monetary policies reversed from being “accommodative” to being “neutral.”

As a result of this policy shift, we believe the results for broad based stock indices for the year, and for the more recent three months ending November 30, 2018 are reflective of an environment that is becoming more challenging. It appears that many investors were caught unprepared by September and November’s reversal to historical average levels of volatility in the equity markets. In our opinion, investors may have been etherized and learned bad investing habits following 10 years of federal government stimulus.

What do we consider bad investing habits? Namely, blindly buying equities without regard to risk and with unrealistic expectations because of the support of central banks. Over the last decade, central bank balance sheets, through the direct purchase of securities, have expanded at a 13% annual compounded rate. During this period, the only decision investors had to make was to be invested in the market with little regard for security selection. For example, the Central Bank of Switzerland, which is a public company, now reports on its 13-F filing $79.3 Billion in 2,476 securities.

Fiscal Policy

On the fiscal side of the ledger, following November’s mid-term elections, one now sees a Democratic House, a moderate Republican Senate and Donald Trump in the White House. Our forefathers wanted checks and balances, and voters delivered, so in our opinion, we are about to see the true beauty of that design play out for a few years.

Monetary Policy

On the monetary policy side of the ledger, the Federal Reserve is seeking to find the “neutral rate” after the most aggressive monetary policy since World War II. Therefore, we think it is insightful to consider that post war period. Following World War II, the central government gradually reduced its role in the economy and the country’s high debt to GDP ratio was gradually managed lower. During the post war period, the United States economy generally performed better than economic expectations and interest rates were held at rates similar to today’s levels.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2018

Tariffs, Trump and Trends – Intellectual Property Wars Go Mainstream

If there is one story that has dominated the headlines during 2018, it has been the Trump Administration’s tariff war with China. According to a recent Bloomberg report, “What is Intellectual Property Theft and Does China Steal It?” by Grant Clark, U.S. Trade studies estimate that U.S. companies lose $50 billion a year due to China’s intellectual property theft. Intellectual property includes creations of the mind, such as inventions, literary and artistic works, symbols, names and images used in commerce, and designs according to the World Intellectual Property Organization. As a result, the protection of intellectual property rights is a key issue in U.S. and China’s negotiations and a key area of focus for managers in our selection of investments for the Fund. Intellectual property rights are a particularly sensitive topic given that China’s 2025 strategic plan calls for China to be a leader in key industries including: pharmaceuticals, automotive, aerospace, semiconductors, robotics, artificial intelligence and other IT sectors, all very large sectors of the U.S. economy.

Millennials Really Starting to Emerge

In addition to the market’s focus on trade and intellectual property, 2018 also brought an accelerated focus on the decline of the middle class and the “Amazon effect.” While Amazon has certainly changed retail, we think the “Amazon effect” is also a story of demographic trends. During the post-World War II period, individual companies capitalized on the growing middle class created by the GI Generation and their Baby Boom. Compared to the Baby Boom generation, however, Generation X is relatively small. As a result, many industries have experienced a natural contraction in demand.

Due to these demographic trends, responsibility for a return to broad based prosperity will largely fall to the larger Millennial generation. Until 2018, however, the Millennial age cohort has been relatively young from a spending standpoint. Moreover, the spending they have engaged in has been focused on social media, cellphones, and fast casual dining among others. The front edge of the demographic, however, really began to emerge in 2018. For example, millennials now account for the largest segment of the home buying population at 36% according to the National Association of Realtors for the fifth year running. Thus, we are not surprised to see Amazon following its key customers toward their new homes with the purchase of Whole Foods. The millennial spending trend is still relatively small, but it will be an increasing force for years to come, so it will be increasingly important to pay attention to their product choices.

Asset Allocation

As of November 30, 2018, the portfolio consisted of 86.37% of net assets invested in common stocks, 15.00% of net assets invested in 2-year United States Treasury Notes and money market funds, 1.45% of net assets invested in put option contracts, and 0.48% of the Fund was invested in call options on equity securities. Included in the cash balance is $153,383 (2.66% in net assets) in collected premium on written options contracts open at November 30, 2018, as part of our strategy to enhance the long-term cash flow generation of the portfolio, while buffering market volatility through the writing of call and put options. This collected premium should provide income beyond the dividends and capital gains generated by the stock positions owned by the Fund. As the option contracts expire and the cash is realized over the next year, these funds will be sources for incremental distributions for investors. This strategy also helps to buffer the downside market exposure of the Fund over time.

Sector Weightings

The portfolio weightings by sector, excluding purchased and written options are outlined below:

Sector Diversification	% of Market Value
Basic Materials	3.13%
Consumer Discretionary	11.55%
Financial Services	6.52%
Real Estate	3.19%
Communication Services	13.18%
Energy	9.58%
Industrials	6.55%
Information Technology	16.67%
Consumer Defensive	4.42%
Healthcare	11.89%

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2018

Given the manager’s focus on companies believed to have above average intellectual property portfolios, strong earning and dividend growth prospects or special catalyst relative to their sector competitors, the manager will not generally actively manage sector exposures relative to benchmark. As of November 30, 2018, however, the Fund was overweight companies viewed to have defensive characteristics, less interest rate sensitivity, or special catalyst.

Thank you for the opportunity to manage your investments.

Shape the future,

Allen R. Gillespie, CFA

Lead Portfolio Manager

(a)	The performance information shown is for the Fund’s Class A shares does not reflect any front-end sales load. Please see the Total Return Table on the following pages for performance information on the Funds’ Class A shares (with sales load). The performance quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b)	The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2018

Returns as of November 30, 2018	One Year ended November 30, 2018	Since Inception from January 21, 2016 through November 30, 2018
FinTrust Income and Opportunity Fund Class A shares without sales charge	(0.31)%	6.40%
FinTrust Income and Opportunity Fund Class A shares with sales charge	(5.79)%	4.32%
FinTrust Income and Opportunity Fund Institutional Class shares	(0.03)%	6.66%
S&P 500® Total Return Index	6.27%	16.99%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the FinTrust Income and Opportunity Fund versus the S&P 500® Total Return Index. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the FinTrust Income and Opportunity Fund, which will generally not invest in all the securities comprising the index.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2018

The investment objective of the FinTrust Income and Opportunity Fund (the “Fund”) is total return. To meet its investment objective, the Fund will invest primarily in domestic equity securities that in the opinion of FinTrust Capital Advisors, LLC (the “Adviser”) have above average intellectual property portfolios and other characteristics, like strong earnings and dividend growth that are members of the S&P 1500 Composite, relative to their sector competitors.

The Fund will typically invest in issuers that have established markets and operations and generate excess cash flow. The Fund looks for stocks with attributes which suggest they will thrive in good markets and survive potential economic setbacks. The Fund employs detailed quantitative assessments to construct its equity portfolio. Portfolio parameters include, but are not limited to, a quantitative valuation of the strength of the company’s intellectual property portfolio, steady growing earnings, dividend yield with a tendency to raise such yield and availability at reasonable price-earnings ratios. The Fund seeks to invest in stocks that are undervalued by the market, but with strong business models, which may provide for lower levels of market volatility or non-correlated volatility, The Fund also prefers to invest in equity stocks that have options traded on them.

The Fund may also invest in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential. Developments creating special situations may include new intellectual property developments, intellectual property licensing deals, mergers, spin-offs, litigation resolutions, new products or management changes. The Fund may also invest in convertible securities. The Fund also seeks to generate income for shareholders by selling options against the risk taken by owning common stocks. For example, the Fund intends to sell covered call options on a portion of its stock holdings. This income is designed to, over time, add to portfolio stability and improve returns. The Fund uses an options strategy to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. Additionally, the Fund will enter into call spreads. A spread is an options position established by purchasing one option and selling another option of the same class, but of a different series.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to avoid or minimize the effects of inflation on the portfolio.

The percentages in the above graph are based on the portfolio holdings of the Fund as of November 30, 2018 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments and Schedule of Written Options.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2018	ANNUAL REPORT

COMMON STOCK - 86.37%	Shares	Value

Airlines - 2.63%
Delta Air Lines, Inc. (d)	2,500	$151,775

Apparel - 1.44%
Wolverine World Wide, Inc. (d)	2,400	83,040

Auto Manufacturers - 1.82%
Tesla, Inc. (a)	300	105,144

Beverages - 2.37%
Constellation Brands, Inc. - Class A (d)	700	137,032

Biotechnology - 5.36%
Alexion Pharmaceuticals, Inc. (a) (d)	1,400	172,410
Gilead Sciences, Inc. (d)	1,900	136,686
		309,096
Chemicals - 1.39%
CF Industries Holdings, Inc. (d)	1,900	80,161

Commercial Services - 1.59%
Green Dot Corp. - Class A (a) (d)	1,100	91,674

Diversified Financial Services - 4.91%
American Express Co. (d)	1,500	168,405
E*TRADE Financial Corp. (d)	2,200	115,038
		283,443
Electronics - 3.96%
Corning, Inc. (d)	4,200	135,324
Garmin Ltd. (d)	1,400	93,324
		228,648
Healthcare - Products - 2.48%
Boston Scientific Corp. (a) (d)	3,800	143,146

Home Furnishings - 2.82%
iRobot Corp. (a) (d)	500	47,700
Sleep Number Corp. (a) (d)	3,000	115,020
		162,720
Internet - 5.01%
Alphabet, Inc. - Class C (a) (d)	200	218,886
Facebook, Inc. - Class A (a) (d)	500	70,305
		289,191
Iron & Steel - 1.73%
Allegheny Technologies, Inc. (a) (d)	3,800	99,788

Miscellaneous Manufacturing - 3.90%
General Electric Co.	30,000	225,000

Oil & Gas - 4.34%
BP PLC - ADR	3,300	133,155
Marathon Petroleum Corp.	1,800	117,288
		250,443

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2018	ANNUAL REPORT

COMMON STOCK - 86.37% (continued)	Shares	Value

Oil & Gas Services - 1.38%
Matrix Service Co. (a)	3,900	$79,716

Pharmaceuticals - 4.01%
Tilray, Inc. (a)	2,260	231,537

Pipelines - 3.83%
Transportadora de Gas del Sur SA - ADR	14,500	220,835

Real Estate - 3.18%
CBRE Group, Inc. - Class A (a) (d)	4,200	183,456

Retail - 5.84%
Chipotle Mexican Grill, Inc. (a) (d)	300	141,963
Target Corp. (d)	1,100	78,056
Walmart, Inc. (d)	1,200	117,180
		337,199
Software - 10.39%
Microsoft Corp. (d)	4,200	465,738
Splunk, Inc. (a) (d)	1,200	134,076
		599,814
Telecommunications - 11.99%
AT&T, Inc.	15,000	468,600
Ciena Corp. (a) (d)	3,200	104,384
Finisar Corp. (a) (d)	5,100	119,085
		692,069

TOTAL COMMON STOCK (Cost $5,190,780)		4,984,927

	Par
GOVERNMENT BONDS - 8.67%
U.S. Treasury Note, 2.875%, due 10/31/2020 (e)	500,000	500,410

TOTAL GOVERNMENT BONDS (Cost $499,662)		500,410

OPTIONS PURCHASED - 1.93%

		Notional	Exercise
CALL OPTIONS PURCHASED - 0.48%	Contracts [1]	Amount	Price	Expiration	Value
Delta Air Lines, Inc.	25	131,250	$52.50	1/18/2019	22,250
QUALCOMM, Inc.	20	115,000	$57.50	1/18/2019	5,400
TOTAL CALL OPTIONS PURCHASED (Cost $20,335)					27,650

PUT OPTIONS PURCHASED - 1.45%

Invesco QQQ Trust Series 1	5	84,000	$168.00	1/18/2019	2,405
Invesco QQQ Trust Series 1	40	672,000	$168.00	3/15/2019	29,922
SPDR S&P 500 ETF Trust	100	2,500,000	$250.00	12/21/2018	3,800
Spotify Technology SA	30	420,000	$140.00	4/18/2019	48,000
TOTAL PUT OPTIONS PURCHASED (Cost $104,426)					84,127

TOTAL OPTIONS PURCHASED (Cost $124,761)					111,777

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2018	ANNUAL REPORT

	Shares	Value

SHORT-TERM INVESTMENTS - 6.33%
Federated Government Obligations Fund - Institutional Shares, 2.08% (b)	365,193	$365,193
TOTAL SHORT-TERM INVESTMENTS (Cost $365,193)		365,193

TOTAL INVESTMENTS (Cost $6,180,396) – 103.30%		$5,962,307

OPTIONS WRITTEN (Proceeds $153,383) - (3.68%) (c)		(212,522)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.38%		22,015

NET ASSETS - 100%		$5,771,800

(a)	Non-income producing security.
(b)	Rate shown represents the 7-day effective yield at November 30, 2018, is subject to change and resets daily.
(c)	Please refer to the Schedule of Options Written for details of options written.
(d)	Subject to call options written by the Fund.
(e)	All or a portion of the security is segregated as collateral for options written..

[1]	Each option contract is equivalent to 100 shares of the underlying common stock or exchange-traded fund. All options are non-income producing.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund

Ltd. - Limited

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
November 30, 2018	ANNUAL REPORT

OPTIONS WRITTEN - (3.68)%
		Notional	Exercise
CALL OPTIONS WRITTEN - (3.37)%	Contracts [1]	Amount	Price	Expiration	Value

Alexion Pharmaceuticals, Inc.	6	$72,000	$120.00	1/18/2019	$4,620
Alexion Pharmaceuticals, Inc.	6	75,000	$125.00	12/21/2018	2,070
Allegheny Technologies, Inc.	25	62,500	$25.00	1/18/2019	5,425
Alphabet, Inc.	2	220,000	$1,100.00	1/18/2019	8,200
American Express Co.	15	172,500	$115.00	1/18/2019	3,330
Boston Scientific Corp.	19	70,300	$37.00	1/18/2019	3,648
Boston Scientific Corp.	19	72,200	$38.00	2/15/2019	3,724
CBRE Group, Inc.	42	168,000	$40.00	12/21/2018	16,170
CF Industries Holdings, Inc.	19	85,500	$45.00	1/18/2019	2,736
Chipotle Mexican Grill, Inc.	3	135,000	$450.00	12/21/2018	9,339
Ciena Corp.	16	52,800	$33.00	1/18/2019	2,720
Constellation Brands, Inc.	7	150,500	$215.00	4/18/2019	4,060
Corning, Inc.	20	70,000	$35.00	5/17/2019	2,960
Delta Air Lines, Inc.	25	150,000	$60.00	3/15/2019	10,375
Delta Air Lines, Inc.	25	131,250	$52.50	12/21/2018	21,250
E*TRADE Financial Corp.	11	55,000	$50.00	1/18/2019	3,696
E*TRADE Financial Corp.	11	55,000	$50.00	4/18/2019	5,610
Facebook, Inc.	5	75,000	$150.00	2/15/2019	2,725
Finisar Corp.	15	33,000	$22.00	3/15/2019	2,850
Finisar Corp.	15	27,000	$18.00	12/21/2018	6,450
Finisar Corp.	15	30,000	$20.00	12/21/2018	4,845
Garmin Ltd.	7	43,750	$62.50	1/18/2019	3,094
Garmin Ltd.	7	45,500	$65.00	4/18/2019	2,940
Gilead Sciences, Inc.	10	70,000	$70.00	1/18/2019	4,000
Green Dot Corp.	6	45,000	$75.00	12/21/2018	5,490
Green Dot Corp.	5	42,500	$85.00	12/21/2018	1,125
iRobot Corp.	5	50,000	$100.00	1/18/2019	3,000
Microsoft Corp.	16	184,000	$115.00	3/15/2019	6,960
Microsoft Corp.	26	286,000	$110.00	12/21/2018	8,580
Sleep Number Corp.	15	57,000	$38.00	3/15/2019	6,975
Sleep Number Corp.	15	60,000	$40.00	3/15/2019	5,700
Splunk, Inc.	6	63,000	$105.00	1/18/2019	6,720
Splunk, Inc.	6	60,000	$100.00	12/21/2018	7,914
Target Corp.	11	79,750	$72.50	1/18/2019	2,805
Walmart, Inc.	12	117,000	$97.50	12/21/2018	2,016
Wolverine World Wide, Inc.	14	56,000	$40.00	12/21/2018	210
TOTAL CALL OPTIONS WRITTEN (Proceeds $129,089)					194,332

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
November 30, 2018	ANNUAL REPORT

OPTIONS WRITTEN - (3.68)% (continued)
		Notional	Exercise
PUT OPTIONS WRITTEN - (0.31)%	Contracts [1]	Amount	Price	Expiration	Value

Chipotle Mexican Grill, Inc.	3	139,500	$465.00	1/18/2019	$5,730
Delta Air Lines, Inc.	25	143,750	$57.50	12/21/2018	1,625
EOG Resources, Inc.	10	100,000	$100.00	1/18/2019	3,900
Facebook, Inc.	5	67,500	$135.00	3/15/2019	3,500
iRobot Corp.	5	45,000	$90.00	12/21/2018	1,775
QUALCOMM, Inc.	20	105,000	$52.50	1/18/2019	1,660
TOTAL PUT OPTIONS WRITTEN (Proceeds $24,294)					18,190

TOTAL OPTIONS WRITTEN (Proceeds $153,383)					$212,522

1 Each option contract is equivalent to 100 shares of common stock. All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018	ANNUAL REPORT

Assets:
Total Investments, at cost	$6,180,396
Investments, at value	$5,962,307
Due from adviser	48,016
Receivables:
Interest	2,103
Dividends	6,233
Prepaid expenses	4,348
Total assets	6,023,007

Liabilities:
Proceeds from options written	$153,383
Options written, at value	$212,522
Payables:
Investment securities purchased	29,921
Accrued distribution (12b-1) fees	19
Due to administrator	5,841
Accrued expenses	2,904
Total liabilities	251,207
Net Assets	$5,771,800

Sources of Net Assets:
Paid-in capital	$5,751,333
Total distributable earnings	20,467
Total Net Assets	$5,771,800

Class A Shares:
Net assets	$91,709
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	8,547
Net Asset Value Per Share	$10.73

Maximum Offering Price Per Share (a)	$11.35

Minimum Redemption Price Per Share (b)	$10.62

Institutional Class Shares:
Net assets	$5,680,091
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	525,580
Net Asset Value, Offering and Redemption Price Per Share	$10.81

(a)	A maximum sales charge of 5.50% is imposed on Class A shares.
(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENT OF OPERATIONS

November 30, 2018	ANNUAL REPORT

For the
Year Ended
November 30, 2018

Investment income:
Dividends (net of foreign withholding taxes of $178)	$82,534
Interest	21,828
Total investment income	104,362

Expenses:
Management fees (Note 6)	75,523
Distribution (12b-1) fees - Class A	776
Accounting and transfer agent fees and expenses	63,951
Professional fees	57,072
Trustee fees and expenses	19,621
Miscellaneous	11,543
Pricing fees	8,821
Custodian fees	8,174
Dealer network fees	8,104
Reports to shareholders	5,821
Registration and filing fees	1,865
Insurance	458
Total expenses	261,729
Less: fees waived and expenses absorbed	(143,149)
Net expenses	118,580

Net investment loss	(14,218)

Realized and unrealized gain (loss):
Net realized gain on:
Investments	55,067
Options written	259,341
Net realized gain on investments and options written	314,408

Net change in unrealized depreciation on:
Investments	(264,698)
Options written	(24,930)
Net change in unrealized depreciation on investments and options written	(289,628)

Net gain on investments and options	24,780

Net increase in net assets resulting from operations	$10,562

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

November 30, 2018	ANNUAL REPORT

	For the	For the
	Year Ended	Year Ended
	November 30, 2018	November 30, 2017

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(14,218)	$(24,893)
Net realized gain on investments and options written	314,408	634,960
Net change in unrealized depreciation on investments and options written	(289,628)	(187,034)
Net increase in net assets resulting from operations	10,562	423,033

Distributions to shareholders from:
Total distributable earnings - Class A	(40,850)	(299	)(a)
Total distributable earnings - Institutional Class	(563,465)	(3,118	)(a)
Total distributions	(604,315)	(3,417)

Capital share transactions (Note 4):
Increase in net assets from capital share transactions	389,080	1,445,839

Increase (decrease) in net assets	(204,673)	1,865,455

Net Assets:
Beginning of year	5,976,473	4,111,018

End of year	$5,771,800	$5,976,473	(b)

(a)	Represents net realized capital gains distributions.
(b)	Includes accumulated net investment loss of $0.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

November 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the years or period indicated.

	Class A
	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017		For the Period Ended November 30, 2016(a)

Net Asset Value, Beginning of Period	$11.97	$11.03		$10.00

Investment Operations:
Net investment loss (b)	(0.05)	(0.08)		(0.11)
Net realized and unrealized gain on investments and options written	0.04	1.03		1.14
Total from investment operations	(0.01)	0.95		1.03

Distributions:
From net realized capital gains	(1.23)	(0.01)		—
Total distributions	(1.23)	(0.01)		—

Net Asset Value, End of Period	$10.73	$11.97		$11.03

Total Return (c)	(0.31)%	8.61%		10.30	%(d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$92	$398		$370

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	4.57%	4.52	%(f)	7.31	%(e) (f)
After fees waived and expenses absorbed	2.20%	2.26	%(f)	2.30	%(e) (f)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(2.84)%	(2.99	)%(f)	(6.26	)%(e) (f)
After fees waived and expenses absorbed	(0.47)%	(0.73	)%(f)	(1.24	)%(e) (f)

Portfolio turnover rate	280.78%	94.23%		29.55	%(d)

(a)	The FinTrust Income and Opportunity Fund commenced operations on January 21, 2016.
(b)	Net investment loss per share is based on average shares outstanding.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios include 0.06% of interest expense during the year ended November 30, 2017 and 0.10% of interest expense during the period ended November 30, 2016.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

November 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the years or period indicated.

	Institutional Class
	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Period Ended November 30, 2016(a)

Net Asset Value, Beginning of Period	$12.02		$11.05		$10.00

Investment Operations:
Net investment loss (b)	(0.02)		(0.05)		(0.09)
Net realized and unrealized gain on investments and options written	0.04		1.03		1.14
Total from investment operations	0.02		0.98		1.05

Distributions:
From net realized capital gains	(1.23)		(0.01)		—
Total distributions	(1.23)		(0.01)		—

Net Asset Value, End of Period	$10.81		$12.02		$11.05

Total Return (c)	(0.03	)%(g)	8.86%		10.50	%(d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,680		$5,578		$3,741

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	4.32%		4.27	%(f)	7.06	%(e) (f)
After fees waived and expenses absorbed	1.95%		2.01	%(f)	2.05	%(e) (f)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(2.59)%		(2.74	)%(f)	(6.01	)%(e) (f)
After fees waived and expenses absorbed	(0.22)%		(0.48	)%(f)	(0.99	)%(e) (f)

Portfolio turnover rate	280.78%		94.23%		29.55	%(d)

(a)	The FinTrust Income and Opportunity Fund commenced operations on January 21, 2016.
(b)	Net investment loss per share is based on average shares outstanding.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios include 0.06% of interest expense during the year ended November 30, 2017 and 0.10% of interest expense during the period ended November 30, 2016.
(g)	Total return does not correlate to the total from investment operations due to the timing of certain subscriptions and redemptions in the Fund.

The accompanying notes are an integral part of these financial statements.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FinTrust Income and Opportunity Fund (the “Fund”), formerly the HedgeRow Income and Opportunity Fund, is a series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is total return.

Willard Mills Advisory, LLC (“Willard Mills”) served as the Fund’s investment adviser through August 28, 2018. At a special meeting of the Board of Trustees (the “Board”) of the Trust held on August 28, 2018, Willard Mills resigned as investment adviser to the Fund. The Board then approved, subject to shareholder vote, FinTrust Capital Advisors, LLC (the “Adviser”) as the new investment adviser to the Fund. The Board also approved an interim investment advisory agreement with the Adviser so that the Adviser could commence providing advisory services to the Fund effective August 29, 2018. The terms of the investment advisory agreement with the Adviser remained substantially the same as the investment advisory agreement with Willard Mills. The Adviser has also agreed to voluntarily waive its fees to same level as those listed in the contractual expense limitation agreement in effect with Willard Mills. At a special meeting of shareholders held on October 29, 2018, shareholders voted to approve the Adviser to serve as investment adviser to the Fund.

The Fund offers two classes of shares, Class A and Institutional Class shares. Each class of shares commenced operations on January 21, 2016. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)           Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)           Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

c)           Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

As of and for the year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. For the year ended November 30, 2018, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and for the year ended November 30, 2018, and for all other open tax years (year ended November 30, 2017 and the period from January 26, 2016, commencement of operations, through November 30, 2016), the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

d)           Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital.

e)           Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost (specific identification) of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

g)           Sales Charges – A maximum sales charge of 5.50% is imposed on certain purchases of Class A shares. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. There were no CDSC Fees paid to the Distributor for the year ended November 30, 2018.

2.            SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

2.           SECURITIES VALUATIONS (continued)

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

2.           SECURITIES VALUATIONS (continued)

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2018.

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$4,984,927	$—	$—	$4,984,927
Government Bonds	—	500,410	—	500,410
Call Options Purchased	27,650	—	—	27,650
Put Options Purchased	84,127	—	—	84,127
Short-Term Investments	365,193	—	—	365,193
Total Assets	$5,461,897	$500,410	$—	$5,962,307

Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Call Options Written	$149,613	$44,719	$—	$194,332
Put Options Written	16,415	1,775	—	18,190
Total Liabilities	$166,028	$46,494	$—	$212,522

(1)	As of and for the year ended November 30, 2018, the Fund held no securities that were considered to be “level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value is not applicable.

(2)	All common stock held in the Fund are level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedule of Investments.

There were no transfers into and out of any level for the year ended November 30, 2018. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

3.           DERIVATIVES TRANSACTIONS

As of November 30, 2018, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts
Call options purchased	Investments, at value	$27,650
Put options purchased	Investments, at value	84,127
Total Assets		$111,777

Liabilities	Location	Equity Contracts
Call options written	Options written, at value	$194,332
Put options written	Options written, at value	18,190
Total Liabilities		$212,522

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the year ended November 30, 2018, are recorded in the following locations in the Statement of Operations:

Net change in unrealized depreciation on:	Location	Equity Contracts
Call options purchased	Investments	$7,315
Put options purchased	Investments	(20,299)
Call options written	Options written	(33,880)
Put option written	Options written	8,950
		$(37,914)

Net realized gain on:	Location	Equity Contracts
Call options purchased	Investments	$84,916
Put options purchased	Investments	97,153
Call options written	Options written	174,443
Put option written	Options written	84,898
		$441,410

For the year ended November 30, 2018, the total amount of all options, as presented in the Schedule of Written Options, is representative of the volume of activity for these derivative types.

4.           CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the year ended November 30, 2018 were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	2,839	(31,319)	3,734	(24,746)
Value	$30,733	$(343,330)	$40,850	$(271,747)
Institutional Class
Shares	160,413	(145,493)	46,532	61,452
Value	$1,756,287	$(1,606,845)	$511,385	$660,827

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

4.           CAPITAL SHARE TRANSACTIONS (continued)

Transactions in shares of capital stock for the year ended November 30, 2017 were as follows:

	Sold	Redeemed	Reinvested	Net Increase (Decrease)
Class A
Shares	1,883	(2,169)	27	(259)
Value	$21,808	$(25,200)	$299	$(3,093)
Institutional Class
Shares	131,251	(6,039)	243	125,455
Value	$1,514,916	$(68,724)	$2,740	$1,448,932

5.           INVESTMENT TRANSACTIONS

For the year ended November 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) for the Fund were as follows:

Purchases	Sales
$13,178,552	$12,169,952

The cost of purchases and proceeds from sales of U.S. government securities during the year ended November 30, 2018 were $699,510 and $199,640, respectively.

6.           ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund had entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Willard Mills. Pursuant to the Advisory Agreement, Willard Mills managed the operations of the Fund and managed the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, Willard Mills received a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets. Willard Mills resigned as investment adviser to the Fund effective August 28, 2018. For the period from December 1, 2017 through August 28, 2018, Willard Mills earned $57,075 of management fees.

Effective August 28, 2018, the Fund has entered into an Investment Advisory Agreement (the “New Advisory Agreement”) with the Adviser. Pursuant to the New Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets. For the period from August 29, 2018 through November 30, 2018, the Adviser earned $18,448 of management fees.

Willard Mills had entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% through at least March 31, 2019. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the date in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% through at least March 31, 2019. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the date in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. For the period from December 1, 2017 through August 28, 2018, Willard Mills waived advisory fees of $57,075 and reimbursed expenses of $22,387. For the period from August 29, 2018 through November 30, 2018, the Adviser waived advisory fees of $18,448 and reimbursed expenses of $45,239.

If, at any time, the annualized expenses of the Fund were less than the annualized expense limitation ratios, the Fund would reimburse the Willard Mills for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) could be made during the three years following the time at which Willard Mills waived fees or assumed expenses for the Fund, and (b) could be repaid without causing the expenses of the Fund to exceed the annualized expense limitation ratios. The cumulative unreimbursed amount paid and/or waived by Willard Mills on behalf of the Fund was $292,989, of which $79,462 could have been recouped no later than August 28, 2021, $114,816 could have been recouped no later than November 30, 2020 and $98,711 could have been recouped no later than November 30, 2019. In conjunction with the resignation of Willard Mills as investment adviser to the Fund, the ability of Willard Mills to recoup the foregoing amounts was terminated.

If, at any time, the annualized expenses of the Fund are less than the annualized expense limitation ratios, the Fund will reimburse the Adviser for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three years following the time at which the Adviser waived fees or assumed expenses for the Fund, and (b) can be repaid without causing the expenses of the Fund to exceed the annualized expense limitation ratios. The cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund is $63,687, which can be recouped no later than November 30, 2021.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records.

For the year ended November 30, 2018, M3Sixty earned $63,951, including out of pocket expenses, with $5,841 remaining payable at November 30, 2018.

Certain officers and an interested Trustee of the Trust are also employees and/or officers of M3Sixty.

The Fund has entered into a Distribution Agreement with Matrix 360 Distributors, LLC (“M3SixtyD” or the “Distributor”). Pursuant to the Distribution Agreement, the Distributor provides distribution services to the Fund. The Distributor served as underwriter/distributor of the Fund. M3SixtyD may receive commissions from the sale of Class A shares. During the year ended November 30, 2018, commissions of $97 were paid to the Distributor.

M3SixtyD is an affiliate of M3Sixty.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class A shares. The Fund may expend up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plan for the Class A shares of the Fund took effect January 21, 2016. For the year ended November 30, 2018, the Fund accrued $776 in 12b-1 expenses attributable to Class A shares.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

7.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments, excluding written options, at November 30, 2018 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
$6,196,221	$97,145	$(331,059)	$(233,914)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The Fund’s tax basis distributable earnings are determined at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2018 is as follows:

Unrealized Depreciation	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post-October Loss and Late Year Loss	Total Distributable Earnings
$(293,053)	$313,520	$—	$—	$—	$20,467

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2018, the Fund did not elect to defer losses.

In accordance with accounting pronouncements, the Fund may record reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2018, the Fund did not record any reclassifications to capital accounts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of November 30, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.

For the year ended November 30, 2018, the Fund distributed, on a tax basis, $393,866 of ordinary income and $210,449 of long-term capital gains.

For the year ended November 30, 2017, the Fund distributed, on a tax basis, $3,417 of ordinary income.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2018, Charles Schwab and Co., Inc. held 99.39% of the Fund’s shares in omnibus accounts for the sole benefit of its customers. The Trust does not know whether any of the underlying beneficial shareholders of the omnibus accounts held by Charles Schwab and Co., Inc. own more than 25% of the voting securities of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Fund’s financial statements and related disclosures.

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.	SUBSEQUENT EVENTS

On December 21, 2018, the Fund declared an ordinary income distribution of $313,520, which was payable on December 21, 2018.

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

12.	CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees of the Trust (the “Board”) has approved and selected (and the Board has approved) BBD, LLP (“BBD”) to replace Sanville & Company. (“Sanville”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended November 30, 2018. Through the past fiscal year/periods and through the date of Sanville’s replacement as auditor of the Fund, the Fund had no disagreements with Sanville on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Sanville would have caused Sanville to make reference to the disagreement in a Sanville report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, Sanville’s audit opinions, including for the period ended November 30, 2016 and for the fiscal year ended November 30, 2017 for the Fund, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last fiscal year of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of FinTrust Income and Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FinTrust Income and Opportunity Fund (formerly HedgeRow Income and Opportunity Fund), a series of shares of beneficial interest in 360 Funds (the “Fund”), including the schedule of investments, as of November 30, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended November 30, 2017 and the financial highlights for the year ended November 30, 2017 and for the period January 21, 2016 (commencement of operations) through November 30, 2016 were audited by other auditors, whose report dated January 26, 2018, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

January 31, 2019

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2018 (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $393,866 of ordinary income distributions and $210,449 of long-term capital gains distributions for the year ended November 30, 2018.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2019 to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their own tax advisors.

SPECIAL MEETINGS OF SHAREHOLDERS

On September 21, 2018, a Special Meeting of Shareholders of the Trust was held for the purpose of voting on the following proposal:

Proposal 1: To elect six Trustees to the Board of Trustees of the Trust. The Nominees are as follows:

Arthur Q. Falk

Tom M. Wirtshafter

Gary W. DiCenzo

Steven D. Poppen

Randall K. Linscott

Thomas J. Schmidt

The total number of shares of the Trust present in person or by proxy represented approximately 67.37% of the Trust’s shares entitled to vote at the Special Meeting. The shareholders of the Trust voted to approve Proposal 1. The votes cast by the Trust’s shareholders with respect to Proposal 1 were as follows:

Proposal 1	For	Against	Abstain
Arthur Q. Falk	11,600,022	726	180,762
Tom M. Wirtshafter	11,600,022	726	180,762
Gary W. DiCenzo	11,600,022	726	180,762
Steven D. Poppen	11,598,966	—	180,762
Randall K. Linscott	11,600,022	—	180,762
Thomas J. Schmidt	11,600,022	—	180,762

On October 29, 2018, a Special Meeting of Shareholder of the Trust was held for the purpose of voting on the following proposal:

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC.

The total number of shares of the Trust present in person or by proxy represented approximately 93.09% of the Trust’s shares entitled to vote at the Special Meeting. The shareholders of the Trust voted to approve Proposal 1. The votes cast by the Trust’s shareholders with respect to Proposal 1 were as follows:

Proposal 1	For	Against	Abstain
	568,224	—	$180,762

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee and Independent Chairman	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Twelve	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Twelve	None
Gary W. DiCenzo YOB: 1962	Trustee	Since 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015-present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	Twelve	None
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1998-present).	Twelve	M3Sixty Funds Trust (3)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (financial services consulting practice) (2015-Present); Vice President, DST Systems, Inc. (financial services transfer agent) (1986-2014).	Twelve	None
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration, LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).	Twelve	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016–present); Chief Compliance Officer and Secretary, WP Trust (2016- present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Partner, K&L Gates, (2009–2015).	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010-2012).	N/A	N/A
Justin J. Thompson** YOB: 1983	Treasurer	2017-2018	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2017-2018); Treasurer, WP Trust (2017-present); Treasurer, Capital Management Investment Trust (2017-present); Treasurer, 360 Funds (2017-present); Officer of Fund Accounting – State Street Bank & Trust (2009-2016).	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017- present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017). Chief Accounting Officer, Amidex Funds, Inc. (2003-present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-2017). Treasurer, 360 Funds (2007-2017); Treasurer, M3Sixty Funds Trust (2015-2017); Treasurer, WP Trust (2015-2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) (May 2018-present); Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-May 2018).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

** Justin J. Thompson resigned as Treasurer effective December 28, 2018. Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers – Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk	$2,500	None	None	$2,500
Thomas Krausz [3]	$1,725	None	None	$1,725
Tom M. Wirtshafter	$2,500	None	None	$2,500
Gary W. DiCenzo	$2,500	None	None	$2,500
Steven D. Poppen [4]	None	None	None	None
Thomas J. Schmidt [4]	$575	None	None	$575

Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers twelve (12) series of shares.
[2]	Figures are for the year ended November 30, 2018.
[3]	Resigned as Independent Trustee effective July 13, 2018.
[4]	Appointed as an Independent Trustee on September 21, 2018.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 6/01/17 through 11/30/18

	Beginning Account Value (6/01/2018)	Annualized Expense Ratio for the Period	Ending Account Value (11/30/2018)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (-1.65%)	$1,000.00	2.20%	$983.50	$10.94
Institutional Class (-1.55%)	$1,000.00	1.95%	$984.50	$9.70
Hypothetical 5% Return
Class A	$1,000.00	2.20%	$1,014.00	$11.11
Institutional Class	$1,000.00	1.95%	$1,015.30	$9.85

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited) (continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated November 6, 2018 for the Fund were as follows:
FinTrust Income and Opportunity Fund Class A, gross of fee waivers or expense reimbursements	3.97%
FinTrust Income and Opportunity Fund Class A, after waiver and reimbursement*	2.22%
FinTrust Income and Opportunity Fund Institutional Class, gross of fee waivers or expense reimbursements	3.72%
FinTrust Income and Opportunity Fund Institutional Class, after waiver and reimbursement*	1.97%

* FinTrust Capital Advisors, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95%. The Expense Limitation Agreement covers the period during which the Interim Investment Advisory Agreement was in place and the period following shareholder approval of the new Investment Advisory Agreement through at least March 31, 2020. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. Total Gross Operating Expenses for the year ended November 30, 2018 were 4.57% and 4.32% for the FinTrust Income and Opportunity Fund Class A shares and FinTrust Income and Opportunity Fund Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 6) sections of this report for expense related disclosures for the year ended November 30, 2018.

Approval of New Investment Advisory Agreement for the FinTrust Income and Opportunity Fund (Unaudited)

At a meeting held on August 28, 2018 (the “Meeting”), the Board of Trustees (the “Board”) considered the approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust and FinTrust Capital Advisors, LLC (the “Adviser”) with respect to the FinTrust Income and Opportunity Fund (formerly, the HedgeRow Income and Opportunity Fund) (the “FinTrust Fund”).

Legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement between the Trust and the Adviser with respect to the FinTrust Fund. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. The Board reflected on its discussions regarding the proposed New Advisory Agreement, the proposed expense limitation arrangements and the anticipated manner in which the FinTrust Fund would be managed with representatives of the Adviser. Counsel referred to the materials that had been provided in connection with the approval of the New Advisory Agreement for the FinTrust Fund, and Counsel reviewed the types of information and factors that the Board should consider in order to make an informed decision regarding the approval of the New Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the FinTrust Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the FinTrust Fund; (iv) the extent to which economies of scale would be realized as the FinTrust Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the FinTrust Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared for or presented in connection with the approval process for the FinTrust Fund, including information presented to the Board by representatives from the Adviser. The Board requested or was provided with information and reports relevant to the approval of the New Advisory Agreement, including: (i) the reports regarding the services and support to be provided to the FinTrust Fund and its shareholders; (ii) a presentation by management of the Adviser addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the FinTrust Fund; (iii) the disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser, including information in Form ADV that the Adviser would revise upon its engagement with the FinTrust Fund; and (iv) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services to be provided to the FinTrust Fund, information on investment advice and summaries of anticipated expenses for the FinTrust Fund, and information on the Adviser’s compliance program, current legal matters and other general information; (ii) comparative expense and performance information of the FinTrust Fund’s peer group and category; (iii) the anticipated effect of size on the FinTrust Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Trust and the FinTrust Fund.

Approval of New Investment Advisory Agreement for the FinTrust Income and Opportunity Fund (Unaudited) (continued)

1.	The nature, extent and quality of the services to be provided by FinTrust Capital.

In this regard, the Board considered the responsibilities of the Adviser under the New Advisory Agreement. The Board reviewed the services to be provided by the Adviser, including, without limitation: the process for formulating investment recommendations and assuring compliance with the FinTrust Fund’s investment objectives and limitations; and the anticipated efforts of the Adviser to promote the FinTrust Fund and grow assets. The Board considered that the Adviser has previously managed a mutual fund, and the Board considered the Adviser’s discussion of experience in that previous role. The Board considered: the Adviser’s staffing, personnel and methods of operating; the education and experience of its personnel; and its compliance program, policies and procedures that will be revised by the Adviser to reflect its management of the FinTrust Fund. The Board noted that it was contemplated that one of the FinTrust Fund’s previous portfolio managers would have an on-going business relationship with the Adviser and its affiliates. The Board also considered the financial condition of the Adviser and its parent company, as well as a letter of financial support from the parent company. The Board considered the measures that the Adviser was putting in place to ensure compliance with applicable law and regulations, including specifically those governing conflicts of interest regarding the Adviser’s management of separate accounts. The Board also considered the affiliated relationships of the Adviser, including the resources that could be leveraged from the Adviser’s affiliations. After reviewing the foregoing and further information from the Adviser, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreement were adequate for the FinTrust Fund.

2.	Investment Performance of the FinTrust Fund.

The Board noted that the Adviser had not commenced managing the FinTrust Fund, and therefore, a consideration of the FinTrust Fund’s performance was not relevant to this factor. It was noted that the Board approved revising the FinTrust Fund’s name and principal investment strategies to reflect the change in investment adviser and its investment processes. It was also noted that the Adviser currently does not have any separate account or institutional clients that utilize strategies similar to the FinTrust Fund’s strategy.

3.	The costs of services to be provided and profits to be realized by the Adviser from its relationship with the FinTrust Fund.

In this regard, the Board considered the financial condition of the Adviser and the level of commitment to the FinTrust Fund by the Adviser’s parent company and the expenses of the FinTrust Fund, including the nature and frequency of advisory fee payments. The Board reviewed the Adviser’s estimated profitability analysis for the FinTrust Fund. The Board determined that the advisory fee was within an acceptable range in light of the services to be rendered by the Adviser, noting that the advisory fee was the same as the peer group median. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees to be paid to the Adviser were fair and reasonable.

4.	The extent to which economies of scale would be realized as the FinTrust Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the FinTrust Fund’s investors.

In this regard, the Board considered the FinTrust Fund’s contemplated fee arrangements with the Adviser. The Board noted that the advisory fee does not include a breakpoint but that the effect of the expense limitation agreement to be entered into for the FinTrust Fund would have the effect of capping the expenses at a certain level. The Board noted that the Adviser indicated that it intended to keep the expense cap in place for the foreseeable future and that it would evaluate its advisory fee and the FinTrust Fund’s overall expenses on a periodic basis to ensure it remained competitive within the peer group. Following further discussion of the FinTrust Fund’s projected asset levels, expectations for growth and levels of fees, the Board determined that the FinTrust Fund’s contemplated fee arrangement with the Adviser was fair and reasonable in relation to the nature, extent and quality of the services to be provided by the Adviser.

Approval of New Investment Advisory Agreement for the FinTrust Income and Opportunity Fund (Unaudited) (continued)

5.	Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the FinTrust Fund; the basis of decisions to buy or sell securities for the FinTrust Fund; the method for bunching of portfolio securities transactions; the substance and administration of the Codes of Ethic; and other relevant policies described in the Adviser’s Form ADV and compliance policies and procedures, such as personal conduct policies, personal trading policies, risk management and internal controls. The Board noted that the Adviser committed to updating its Form ADV and policies and procedures to reflect its management of the FinTrust Fund, subject to the Board’s approval. The Board also considered potential benefits to the Adviser in managing the FinTrust Fund and, in particular, noted that the Adviser may benefit from operational efficiencies related to the management of smaller client accounts. The Board noted that the Adviser represented that it does not anticipate utilizing soft dollars or commission recapture with regard to the FinTrust Fund. The Board took into consideration the affiliations of the Adviser and considered the potential for conflicts of interest. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by the Adviser from managing the FinTrust Fund, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the New Advisory Agreement with respect to the FinTrust Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the New Advisory Agreement with respect to the FinTrust Fund.

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

FinTrust Capital Advisors, LLC

124 Verdae Boulevard

Suite 504

Greenville, SC 29607

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 with respect to the registrant’s fiscal year ended November 30, 2018 and $12,000 with respect to the registrant’s fiscal year ended November 30, 2017 for the FinTrust Income and Opportunity Fund. The November 30, 2018 fees were paid to BBD, LLP. The November 30, 2017 fees were paid to Sanville and Co.

(b)	Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 with respect to the registrant’s fiscal year ended November 30, 2018 and $2,000 with respect to the registrant’s fiscal year ended November 30, 2017 for the FinTrust Income and Opportunity Fund. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The November 30, 2018 fees were paid to BBD, LLP. The November 30, 2017 fees were paid to Sanville and Co.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended November 30, 2018 and $0 for the fiscal year ended November 30, 2017 for the FinTrust Income and Opportunity Fund.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the for the fiscal year ended November 30, 2018 and the fiscal year ended November 30, 2017 for the FinTrust Income and Opportunity Fund, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Fund is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

/s/ Randy Linscott
By: Randy Linscott
Principal Executive Officer,

Date: February 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer

Date: February 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer

Date: February 8, 2019